EXHIBIT 32.1: CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

In connection with the accompanying Quarterly report on Form 10-Q of Magna-Lab, Inc. for the quarter ended November 30, 2018, the undersigned hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1)	such Quarterly report on Form 10-Q for the quarter ended November 30, 2019 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in such Quarterly report on Form 10-Q for the quarter ended November 30, 2019 fairly presents, in all material respects, the financial condition and results of operations of Magna-Lab, Inc.

January 13, 2019	/s/ Lawrence A. Minkoff
Name: Lawrence A. Minkoff
Title: President (principal executive officer)